UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

May 16, 2017

Date of report (Date of earliest event reported)

DewmarInternational BMC, Inc.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA	001-32032	26-4465583
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 E. Northside Dr., Suite C Clinton, Mississippi 39065

(Address of Principal Executive Offices) (Zip Code)

(601) 488-4360

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]

Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2017 Dewmar International BMC, Inc. entered into a Walmart Grocery Supplier Agreement with Wal-Mart Stores, Inc.  This Agreement sparks the launch of Lean Slow Motion Potion into both Walmart Supercenters and Neighborhood Markets across a new three (3) state territory of Texas, Louisiana and Oklahoma.

Over the previous 3 years, the Company had a Direct-Store-Delivery Supplier Agreement whereas its employees or distribution agents had to personally deliver each case of product to the 21 Walmart locations in Louisiana, Arkansas and Mississippi. Now, under the terms of this new Agreement, which covers a larger variety of stores,  the Company has been upgraded to a Central Distribution Supplier whereas the Company ships multiple pallets of its product to two different central distribution centers operated by Wal-Mart Corporation, who in turn delivers the products to stores on a daily basis for direct shelf modular placement by Walmart employees.

Dewmar International Board Members have discussed the possibilities of undergoing a significant capital raise, from credible sources not perceived to cause financial harm to the Company, over the upcoming months to assist with massive marketing and promotions efforts associated with the largest chain retailer distribution expansion project in the history of the Company. Furthermore, the Company shall be enlisting the aid of third party marketing agenies in order to provide sampling promotions in all applicable stores and to participate in a vast Walmart Retailtainment program over the next 6 to 12 months. If successful, the Company will solicit to Walmart buyers and senior managers to significantly increase the number of new accounts to additional states for greater brand expansion in a near future meeting set at Walmart corporate headquarters on June 28, 2017.

Item 9.01 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10	Walmart Grocery Supplier Agreement (page 1 of 12).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 16, 2017

DEWMAR INTERNATIONAL BMC, INC.

By: /s/ Marco Moran

      Name: Marco Moran

      Title: Chief Executive Officer

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